RETIREMENT PENSION PLAN

FOR EMPLOYEES OF

TRANS-LUX CORPORATION

AND

CERTAIN OF ITS SUBSIDIARIES

AND/OR AFFILIATES

Effective January 1, 1945

As Amended and

Restated Effective

January 1, 2016

(Most recent determination letter

dated July 30, 2012)

INDEX

INTRODUCTION		1
SECTION I:	DEFINITIONS	2-20
SECTION II:	ELIGIBILITY	21-23
SECTION III:	RETIREMENT DATES	24-25
SECTION IV:	RETIREMENT BENEFITS	26-33
SECTION V:	NORMAL FORM OF BENEFIT AT RETIREMENT	34-35
SECTION VI:	OPTIONAL FORM OF BENEFITS	36-40
SECTION VII:	DEATH BENEFITS	41-45
SECTION VIII:	CONTRIBUTIONS	46
SECTION IX:	TERMINATION OF SERVICE	47-51
SECTION X:	DISABILITY	52
SECTION XI:	TIME OF COMMENCEMENT OF PAYMENT	53-65
SECTION XII:	REEMPLOYMENT	66-67
SECTION XIII:	LIMITATION OF ASSIGNMENT	68-70
SECTION XIV:	LIMITATION OF RIGHTS OF EMPLOYEE	71
SECTION XV:	AMENDMENT TO OR TERMINATION OF THE PLAN	72-76
SECTION XVI:	GOVERNMENTAL RESTRICTIONS	77-92
SECTION XVII:	ADMINISTRATION OF THE PLAN	93-99
SECTION XVIII:	TRUST AGREEMENT	100
SECTION XIX:	TOP HEAVY PROVISIONS	101-110
SECTION XX:	MISCELLANEOUS	111-112
APPENDIX A:	OPTION FACTORS	113

INTRODUCTION

Pursuant to a resolution of the Board of Directors of each of the participating corporations (defined in Section I as the "Company"), the Retirement Pension Plan for the benefit of the eligible employees of each participating corporation was adopted effective as of January 1, 1945.  The Plan was amended and restated in its entirety effective as of January 1, 1976.  The Plan was again amended and restated effective January 1, 1985 to conform to the applicable provisions of the Tax Equity Act of 1984, the Retirement Equity Act of 1984 and, furthermore, to incorporate amendments generally effective January 1, 1984 with respect to the Tax Equity and Fiscal Responsibility Act.  The Plan was again amended and restated for the primary purpose of conformance to the Tax Reform Act of 1986 and other applicable legislation and was subsequently amended to comply with changes required to comply with the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997.  The Plan was again amended and restated effective January 1, 2001 to comply with applicable legal requirements, including the Economic Growth and Tax Relief Reconciliation Act of 2001.  The Plan was again amended and restated effective January 1, 2011 to incorporate amendments since the 2001 restatement and to make other changes deemed necessary by the Board of Directors.  This amendment and restatement of the Plan is effective January 1, 2016 except as may otherwise be provided in the Plan. The Plan as amended and restated shall apply to Employees who have one Hour of Service on and after January 1, 2016.  The rights of those Employees who have retired, died or terminated employment shall be governed by the Plan in existence on the date of retirement, death, or termination of employment and shall not be changed by virtue of this Plan as amended or restated unless specifically provided for herein.

SECTION I

DEFINITIONS

The following words and phrases shall be defined as stated below, unless a different meaning is clearly indicated by the context.

1.1

"Accrued Benefit" means the annual amount of a Member's retirement benefit under the normal form of payment provided in Section 5.2 hereof and payable as of the Member's Normal Retirement Date or as of the date the Member otherwise ceases to be an Employee, whichever is applicable.  A Member's Accrued Benefit shall be computed in accordance with Section 4.1 hereof based on the Member's Salary at the time of computation and his expected years of Credited Service at the date of calculation; provided, however, that the Member’s Credited Service for periods commencing after December 31, 2003 shall not be taken into account and a Member’s Salary after April 30, 2009 shall not be taken into account.  A Member's Accrued Benefit shall not be reduced on account of any increase in the Member's age or service.

1.2

"Act" means the Employee Retirement Income Security Act of 1974 and any amendments thereto.

1.3

"Actuarial Equivalent," when used with reference to any form of benefit, means a form of benefit which has the same value as the referenced benefit, based on the actuarial factors set forth in Appendix A hereof.

1.4

"Actuary" means a person who is enrolled by the Joint Board for the Enrollment of Actuaries established under the Act and engaged by the Pension Committee on behalf of the Members.

1.5

"Adjustment Factor" means the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for Plan Years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

1.6

"Affiliated Employer" shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

1.7

"Approved Leave of Absence" means an unpaid leave of absence granted by the Company for such reason as the Pension Committee may determine by rules applied in a non-discriminatory manner to persons in similar circumstances.

1.8

"Beneficiary" means any person (including a Contingent Annuitant), designated by the Member to receive any death benefits which may be payable under the Plan in the event of the Member's death.  Such Beneficiary designation is subject to the spousal consent requirements of Section 5.1.

1.9

"Board" means the Board of Directors of Trans-Lux Corporation.

1.10

"Code" means the Internal Revenue Code of 1986 as now in effect or as hereafter amended.  All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

1.11

"Company" means Trans-Lux Corporation and any subsidiary or Affiliated Employer as shall adopt the Plan by resolution of their respective Boards of Directors under the terms and conditions set forth by the Board.

1.12

"Contingent Annuitant" means a person designated by a Member, who has elected a Joint and Survivorship Annuity option under Section 6.1(b) hereof, to receive any death benefit payable under such option.  Designation of a Contingent Annuitant is subject to the spousal consent requirements of Section 5.1.

1.13

"Credited Service" means for an Employee who first completes an Hour of Service after January 1, 1986, the years of service rendered by an Employee to the Company commencing on the first of the month coincident with or next following the completion of one Year of Eligibility Service and ending on his Deferred, Normal, or Earlier Retirement Date, date of death, or other termination of employment.  In the year of a Member's Deferred, Normal or Earlier Retirement Date, date of death or other termination of employment, such Member shall accrue Credited Service at the rate of 1/12th of a year for each month during which he is credited with at least one Hour of Service for the performance of duties.

For an Employee who first performs an Hour of Service prior to January 1, 1986, Credited Service shall begin on the earlier of a) January 1st nearest to the completion of one Year of Eligibility Service or b) the first of the month coincident with or next following the completion of one Year of Eligibility Service.

Notwithstanding anything in this Section 1.13 to the contrary, all periods of service in the uniformed services of the United States (as defined in Section 4303(13) and 4303(16) of the Uniformed Services Employment and Reemployment Rights Act of 1994) shall be included in the Employee’s Credited Service if he returns to employment with the Company or an Affiliated Employer having applied to return while his reemployment rights were protected by law.

1.14

"Employee" means any person employed on a salaried basis, including an officer or director who is otherwise regularly employed in the service of the Company, who received earnings from the Company other than a pension, severance pay, retainer, or fee under contract.  Effective January 1, 1996, “Employee” shall also include salaried employees of Integrated Systems Engineering, Inc. as well as full-time salaried employees of the theater executive office and theater managers.  The term "Employee" shall include “leased employees” (as defined in Section 414(n)(2) of the Code) for purposes of Section 410 of the Code but such employees shall not be eligible for participation in the Plan. Notwithstanding anything to the contrary in this Section, "Employee" does not include any person not deemed by the Company to be a common law employee of the Company in accordance with the Company’s standard practice and does not include any person covered by a collective bargaining agreement to which the Company is a party unless such agreement specifically provides for participation in the Plan. In addition, any person classified as an independent contractor or consultant by the Company shall, during such period, be excluded from the definition of Employee, regardless of such person’s reclassification for such period by the Internal Revenue Service for tax withholding purposes. "Employee" may, however, include the employee of another company whose assets the Company may acquire and the Board admits to membership in the Plan on such terms and conditions as it may in its discretion decide, provided that it shall act in a uniform and non-discriminatory manner.

The Chairman of the Board shall not be eligible to participate in the Plan and immediately upon his election as Chairman shall cease to be a member of the Plan.

1.15

"Final Average Salary" means the average of a Member's Salaries during the 60 highest months within the final 120 months of service preceding his Normal, Deferred or Earlier Retirement Date (whichever is applicable), death, or other severance of employment; provided, however, that if such Member has less than 60 months of Salaries as of the applicable date, his average salary for the actual period of service prior to such applicable date shall be used.  Notwithstanding anything in the Plan to the contrary, a Member’s Salary for periods after April 30, 2009 shall be disregarded for purposes of determining his Final Average Salary.

1.16

“Highly Compensated Employee” means any employee of the Company or an Affiliated Employer (whether or not eligible for membership in the Plan) who

(i)

was a five percent owner (as defined in Section 416(i) of the Code) for such Plan Year or the Prior Plan Year, or

(ii)

for the preceding Plan Year received “statutory compensation” in excess of $80,000, and was among the highest 20 percent of employees for the preceding Plan Year when ranked by “statutory compensation” paid for that year excluding, for purposes of determining the number of such employees, such employees as the Pension Committee may determine on a consistent basis pursuant to Section 414(q) of the Code.  The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

The Company’s top-paid group election as described above, shall be used consistently in determining Highly-Compensated Employees for determination years of all employee benefit plans of the Company and Affiliated Employers for which Section 414(q) of the Code applies (other than a multi-employer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements.  Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply for the Plan Year beginning in 1997, and for the Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multi-employer plan) of the Company and Affiliated Employers.

The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

For purposes of this Section, “statutory compensation” means the wages, salaries, and other amounts paid in respect of an employee for service actually rendered to the Company or an Affiliated Employer, including by way of example, overtime, bonuses and commissions, but excluding deferred compensation, stock plans, and other distributions which receive special tax benefits under the Code.  Any employee’s statutory compensation shall be determined prior to any reduction under a cash or deferred arrangement which meets the requirements of Section 401(k) of the Code or any reductions pursuant to a cafeteria plan under Section 125 of the Code. Statutory compensation shall also include amounts required to be recognized under the provisions of U.S. Treasury Department regulation 1.415(c)-2(e).

1.17

"Hour of Service" means:

(a)

each hour for which an Employee is paid or entitled to payment for the performance of duties for an Affiliated Employer;

(b)

each hour for which an Employee is paid or entitled to payment by an Affiliated Employer prior to his termination of employment with the Affiliated Employer, up to a maximum of 501 hours for any single continuous period on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity, (including disability), layoff, jury duty, military duty, or leave of absence.  Notwithstanding the preceding sentence, the Employee will not be credited with the Hours of Service if no duties are performed and payment is made or due under a plan maintained solely for the purpose of complying with the applicable workers compensation or unemployment compensation or disability insurance laws and Hours of Service will not be credited for payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee;

(c)

each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Employer, provided, however, that no more than 501 Hours of Service will be credited for payments of back pay to the extent that such back pay is awarded or agreed to for a period during which an Employee did not or would not have performed duties.  Hours of Service shall be computed and credited in accordance with paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations which are herein incorporated by reference.  Such hours of Service shall be credited under either subparagraphs (a), (b), and (c) of this definition 1.17.

Hours of Service shall include all periods of an Employee’s service in the services of the United States (as defined in Sections 4303(13)and 4303(16)of the Uniformed Services Employment and Reemployment Rights Act of 1994) if the Employee returns to employment with the Company or an Affiliated Company having applied to return while his reemployment rights were protected by law.

1.18

"Member" means any Employee participating in the Plan in accordance with Section II hereof.

1.19

"One Year Break in Service" means a Plan Year during which an Employee or Member shall not have accumulated more than 500 Hours of Service.

For Plan Years commencing on or after January 1, 1985,solely for purposes of determining whether a Break in Service has occurred, an Employee will be granted Hours of Service, which otherwise would normally not have been credited up to a maximum of 501 Hours of Service for absences due to pregnancy, birth or adoption of a child or caring for a child following birth or adoption, provided the Employee furnishes the Pension Committee with such timely information as the Committee shall require that such absence from service is the result of the reasons specified under this paragraph.  For purposes of the preceding sentence, Hours of Service shall be credited in the Year of Eligibility Service or year of Vesting Service (whichever is applicable) in which such absence occurs if such crediting of Hours of Service would prevent a Break in Service. In each other case, such Hours of Service will be credited in the subsequent Year of Eligibility Service or year of Vesting Service.  Commencing August 5, 1993, solely for the purpose of determining whether a Break in Service has occurred, an Employee will be granted Hours of Service for a period of leave on or after such date granted pursuant to the Family and Medical Leave Act of 1993 and its regulations for the birth, adoption, or placement of a child, to care for a spouse or an immediate family member with a serious illness, or for the employee’s own illness.

Effective October 13, 1996, a Break in Service shall not be deemed to have occurred if the Employee is absent because of service in the uniformed services of the United States (as defined in Sections 4303(13) and 4303(16) of the Uniformed Services Employment and Reemployment Rights Act of 1994) and he returns to employment with the Company or an Affiliated Employer having applied to return while his reemployment rights were protected by law.

1.20

"Pension Committee" means the committee which shall direct the general administration of the Plan in accordance with Section XVII hereof.

1.21

"Plan" means the Retirement Pension Plan for Employees of Trans-Lux Corporation and certain of its subsidiaries and affiliates.

1.22

"Plan Year" means the consecutive 12-month period commencing on January 1 of each year.

1.23

"Qualified Domestic Relations Order" means a judgement, decree, or order which relates to the provision of child support, alimony payments, or marital property rights of a Spouse, former spouse, child or other dependent of a Member made pursuant to a State domestic relations order.  Such Qualified Domestic Relations Order must specify the name and address of the Member and alternate payee, the amount or percentage (or a determination thereof) of the Member's benefit to be paid to the alternate payee, the number of payments (or periods) to which the order applies and that the order applies to the Plan.

1.24

"Qualified Joint and Survivor Annuity" means the benefit payable at retirement for the life of the Member with payments continuing after his death to, and for the life of, his Spouse in an amount equal to half of the amount of the benefits payable during the joint lives of the Member and his Spouse and which is the Actuarial Equivalent of a benefit payable for the life of the Member.

1.25

"PBGC" means the Pension Benefit Guaranty Corporation.

1.26

"Reemployment Commencement Date" means the date on which an Employee completes his first Hour of Service following his last One Year Break in Service.

1.27

"Retirement Commencement Date" means the first day of the first period for which a Member's retirement benefits are paid as an annuity or in any other form, regardless of the actual date of payment.

1.28

"Retirement Date" means a Member's Normal, Earlier or Deferred Retirement Date as set forth in Section III.

1.29

"Salary" means the basic compensation, excluding overtime, bonuses, and commissions, paid to an Employee of the Company. Salary shall also include amounts elected by the Employee and deferred through a salary reduction feature of a qualified profit sharing plan meeting the requirements of Code Section 401(k).  Effective January 1, 1989, Salary for any purpose under the Plan shall be limited to $200,000 in any Plan Year multiplied by the Adjustment Factor, for Plan Years beginning in 1990, and each Plan Year thereafter.

Salary for any prior Plan Year that is taken into account in determining benefits in a current Plan Year shall be subject to the applicable Salary limitation of the prior Plan Year.  For this purpose, Salary for Plan Years beginning before January 1, 1990, shall be deemed to be limited to $200,000.

Notwithstanding the above, effective for years beginning on and after January 1, 1994, the Salary taken into account under the Plan shall not exceed $150,000 as adjusted by the Adjustment Factor in $10,000 increments rounded down to the nearest $10,000 in accordance with Code Sections 401(a)(17) and 415(d).  The limitation of this paragraph shall not operate so as to reduce a Member's Accrued Benefit to an amount which is less than such Member's Accrued Benefit determined on December 31, 1993 without regard to this provision and, further provided that a Member's Salary earned prior to January l, l994 shall continue to be adjusted in accordance with this Section 1.28 as if the $200,000 limitation, and any adjustments thereto, continued to apply.

The annual Salary of each Member taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Salary means the amount determined in accordance with the first paragraph of this Section for the Plan Year or such other consecutive 12-month period over which Salary is otherwise determined under the Plan (the determination period).  For purposes of determining benefit accruals in a Plan Year beginning after December 31, 200l, Salary for any prior determination period shall be limited to $200,000.

Solely to the extent it does not violate the provisions of Section 415 of the Code or any other provision of applicable law, the salary to be used for determining the Accrued Benefit earned by such an Employee during his years in the uniformed services of the United States shall be the salary the Employee would have received but for his service in the uniformed services of the United States or, if the Pension Committee determines that such rate cannot be determined with reasonable certainty, the Employee’s average rate of compensation during the 12-month period (or his entire period of employment, if less) immediately preceding the Employee’s service in the uniformed services of the United States. Notwithstanding anything in the Plan to the contrary, a Member’s Salary for periods after April 30, 2009 shall be disregarded for purposes of determining the Member’s Final Average Salary under Section 1.15 and for determining his Accrued Benefit under Section 1.1 and Section IV of this Plan.

1.30

"Spouse" means the legally married husband or wife of a Member.  In certain circumstances the Committee shall determine the designation of a Spouse.

1.31

"Social Security Covered Compensation" means, for a Plan Year, the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the Member attains Social Security Retirement Age.  In determining a Member's covered compensation for a Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made.  A Member's covered compensation for a Plan Year after the 35-year period is the Member's covered compensation for the Plan Year during which the Member attained Social Security Retirement Age.  A Member's covered compensation before the 35-year period is the taxable wage base in effect as of the beginning of the Plan Year.  A Member's covered compensation shall automatically be adjusted for each Plan Year.

1.32

"Social Security Retirement Age" means the age used as the retirement age for the Member under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(i)(2) of such Act were age 62.

1.33

"Terminated Vested Participant" means a Member who has terminated employment with an Affiliated Employer for reasons other than death or retirement, at any time after he has attained a non-forfeitable interest in his Accrued Benefit in accordance with Section 9.2 or Section 9.3, whichever is applicable.

1.34

"Trust Agreement" means the agreement providing for the Trust Fund.

1.35

"Trustee" means the trustee under the Trust Agreement or any successor trustee.

1.36

"Trust Fund" or "Fund" means the fund established under a Trust Agreement by contributions made by the Company.

1.37

"Vesting Service" means the period of service of an Employee with an Affiliated Employer, as determined under Section 9.4 hereof, recognized for purposes of determining eligibility for a nonforfeitable benefit under Section IX of the Plan.

1.38

"Year of Eligibility Service" means the completion of 1,000 Hours of Service in an eligibility computation period.  The eligibility computation period is the 12 consecutive month period commencing on the date the Employee first performs an Hour of Service for an Affiliated Employer and each anniversary thereof.

SECTION II

ELIGIBILITY

2.1

Each Member of the Plan as of December 31, 1975 shall continue to be a Member of the Plan on January 1, 1976.

2.2

Each Employee on and after January 1, 1976 and prior to January 1, 1985 shall become a Member on the January 1 nearest the date on which he completes one Year of Eligibility Service and attains age 25.

2.3

Each other Employee on and after January 1, 1985, shall become a Member on the January 1 nearest the date on which he completes one Year of Eligibility Service and attains age 21.

2.4

A Member, who ceases to be an Employee, due to his becoming covered under another pension or retirement plan established pursuant to a collective bargaining agreement to which the Company is a party, will be deemed to continue as a Member of this Plan with respect to his Accrued Benefit as of the date of such coverage.  No Credited Service shall be earned during the period of such coverage.  Upon becoming once again an Employee, he shall resume Plan participation as of the date he again becomes an Employee.  If such a Member receives credit for service under a plan established pursuant to such collective bargaining agreement, which service is also Credited Service under this Plan, his Accrued Benefit based on such Credited Service under this Plan shall be reduced by the Actuarial Equivalent of the benefit for such service under such other plan.

2.5

An Employee who incurs a One Year Break in Service prior to January 1, 1985 and who is not entitled to a nonforfeitable benefit pursuant to Section 9.2 shall be admitted or readmitted to membership on his Reemployment Commencement Date and prior Years of Eligibility Service shall be restored on such date provided that the number of consecutive One Year Breaks in Service does not equal or exceed his aggregate Years of Eligibility Service accrued prior to such One Year Break in Service and is not disregarded as a result of a previous One Year Break in Service, and further provided that, the Employee has satisfied the minimum age and service requirements of this Plan.

An Employee who (i) is not entitled to a nonforfeitable benefit pursuant to Sections 3.1, 9.2, or 9.3 and (ii) incurs a One Year Break in Service on or after January 1, 1985, shall be admitted or readmitted to membership on his Reemployment Commencement Date provided such Employee has met the minimum age and service requirements of this Section II.  Prior Years of Eligibility Service, not previously disregarded as a result of a previous One Year Break in Service, shall be restored as of the Reemployment Commencement Date provided the consecutive number of One Year Breaks in Service does not equal or exceed the greater of:

(a)

the aggregate number of Years of Eligibility Service completed prior to the One Year Break in Service; or

(b)

5 years.

For purposes of this section 2.5 a One Year Break in Service is a Year of Eligibility Service in which an Employee shall not have accumulated more than 500 Hours of Service.

An Employee entitled to a nonforfeitable benefit shall be restored to membership upon his Reemployment Commencement Date.

Any other Employee, upon reemployment, shall be considered a new Employee and shall be required to satisfy the minimum age and service requirements of this Section II without regard to service prior to a One Year Break in Service or employment termination.

SECTION III

RETIREMENT DATES

3.1

Normal Retirement Date

The Normal Retirement Date for a Member who has completed one Hour of Service on or after January 1, 1988 shall be the first day of the month coinciding with or next following his Normal Retirement Age which shall be the later of his 65th birthday or the fifth anniversary of the date on which he became a Plan Member.

A Member shall be fully (100%) vested in his Accrued Benefit upon attainment of Normal Retirement Age.

3.2

Earlier Retirement Date

Any Member who was such on December 31, 1982, may elect an Earlier Retirement Date which may be the first day of any month not more than ten years prior to his Normal Retirement Date.  Any Member who became a Member on or after January 1, 1983, may elect an Earlier Retirement Date which may be the first day of any month which is not more than ten years prior to the Member's Normal Retirement Date, provided that such Member has completed ten years of Credited Service on the Earlier Retirement Date.  Effective January 1, 1988, a Member may elect an Earlier Retirement Date which shall be the first day of any month following the attainment of age 55 and completion of 10 Years of Credited Service.

3.3

Deferred Retirement Date

A Member who continues employment after Normal Retirement Date may elect to commence payments under the Plan on the first day of any month on or after the attainment of his Normal Retirement Date or defer commencement of payment until the earlier of the first of the month following termination of employment or the April 1 following the calendar year of his attainment of age 70-1/2.  In the event a benefit commences under this Section 3.3 prior to the Member's actual retirement date, the benefit accrued under Section 4.1 at the end of each Plan Year, beginning on and after the date in which the Participant attains Normal Retirement Date, shall be reduced by the Actuarial Equivalent of the benefit payments received in such Plan Year.  In no event shall the reduction provided in the preceding sentence reduce additional accrual in any Plan Year below zero.

SECTION IV

RETIREMENT BENEFITS

4.1

At Normal or Deferred Retirement Date

Effective on and after January 1, 1989, solely for Members who have completed an Hour of Service on or after such date, the annual amount of retirement benefit commencing on or after Normal Retirement shall be equal to:  (i) 1% of Final Average Salary plus (ii) .5% of Final Average Salary in excess of Social Security Covered Compensation, multiplied by years (or fractions thereof) of Credited Service.

Notwithstanding the above, in determining the amount of a Member's retirement benefit under this paragraph,

(a)

Such benefit shall not be less than the benefit the Member would have been entitled to receive under (b) or (c) of this  Section 4.1 determined on the date so specified;

(b)

Effective on and after January 1, 1983, and prior to January 1, 1989, for Members who had not attained Normal Retirement Date as of January 1, 1983, the annual amount of retirement benefit commencing at Normal Retirement Date to such Member who retires on or after Normal Retirement Date shall be equal to (i) 1-1/2% of Final Average Salary determined on December 31, 1988, and without regard to the annual limitation on Salary for years prior to January 1, 1990, (as defined in Section 1.28), (ii) less 1-1/4% for Primary Social Security Benefit, multiplied by the years (and fractions thereof) of his Credited Service determined on December 31, 1988.

For purposes of this subsection (b), Primary Social Security Benefit means an amount equal to the annual old-age primary insurance benefit under the Social Security Act in effect at the Member's Social Security Retirement Age or other date of termination of his employment with the Company, if earlier; provided, however, that if a Member (i) elects to retire on an Earlier Retirement Date prior to his Social Security Retirement Age, or (ii) his employment by the Company is otherwise terminated prior to his Social Security Retirement Age, his Primary Social Security Benefit shall be determined by projecting to Social Security Retirement Age his annual Compensation as of this Early Retirement Date or the date of his last employment, as the case may be, assuming that there shall be no change in the social security wage base or social security benefit schedule caused by the automatic provision with respect to the cost of living under the Social Security Act.

The amount of Primary Social Security Benefit shall be estimated based on actual salary in all years for which records are available while an Employee of the Company, and a salary discount assumption applied to Annual Earnings in the year of the last recorded salary and each year prior thereto until age 22, which shall be a level percentage of 6% per year.  In the event that within 180 days, beginning on the date which is the later of the date the Member separates from service or the date the Member is notified of the benefit amount, the Member supplies accurate documentation of the Member's actual salary history as determined by the Social Security Administration, the benefit to which the Member is entitled shall be adjusted based on any differences which shall occur.

(c)

The benefit of a Member, who was such on December 31, 1982, shall not be less than the Accrued Benefit to which he was entitled under the provisions of the Plan as in effect on December 31, 1982.  The benefit payable under the form of payment elected by such a Member shall not be less than benefit payable under the same form of payment based on the Accrued Benefit as of December 31, 1982.

(d)

On and after May 11, 1981, solely for purposes of determining the annual amount of retirement benefit commencing at Normal Retirement Date for a Member who was a member in the Pension Plan for Employees of Canadian Trans-Lux Corporation Limited (the "Canadian Plan"), the Normal Retirement Benefit shall be determined in accordance with this Section 4.1 based on years of Credited Service while a Member of the Plan and Credited Service while a member of the Canadian Plan, but only if such service under the Canadian Plan would qualify as Credited Service under the Plan if such service were performed while a Member of the Plan, reduced by the amount of benefit such individual is entitled to receive under the Canadian Plan.  Such reduction shall not reduce the amount such Member is entitled to receive under this Plan to an amount less than zero.

(e)

On and after January 1, 1996, solely for purposes of determining the annual amount of retirement benefit commencing at Normal Retirement Date for a Member who was an employee of Integrated Systems Engineering, Inc., as well as full-time salaried employees of the theatre executive office and theatre managers, the Normal Retirement Benefit shall be determined in accordance with this Section 4.1 based on years of Credited Service completed after January 1, 1996.

4.2

At Earlier Retirement Date

The annual retirement benefit, commencing at Earlier Retirement Date to a Member who retires on an Earlier Retirement Date, shall be equal to the Actuarial Equivalent (as set forth in Appendix A) of the Accrued Benefit he would have received commencing at Normal Retirement Date, as computed in accordance with Section 4.1 hereof.  Notwithstanding the foregoing, a Participant may elect to defer the commencement of benefits until the date the Member would have attained Normal Retirement Date, in which case the benefit shall equal the Member's Accrued Benefit.

4.3

Maximum Benefits

(a)

The following provisions of this Section reflecting the increased limitations of Section 415(b) of the Code effective on and after January 1, 2002 shall apply to all current and former Members (with benefits limited by Section 415(b) of the Code) who have an Accrued Benefit under the Plan immediately prior to January 1, 2002 (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b)).

(b)

Notwithstanding any other provision of the Plan, the annual benefit to which a Member is entitled under the Plan shall not, in any calendar year, which shall be the limitation year, be in an amount which would exceed the applicable limitations under Section 415 of the Code and regulations thereof, which are hereby incorporated by reference.  If the benefit payable under the Plan would (but for this Section) exceed the limitations of Section 415 of the Code by reason of a benefit payable under another defined benefit plan aggregated with this Plan under Code Section 415(f), the benefit under this Plan shall be reduced only after all reductions have been made under such other plan.  As of January 1 of each calendar year commencing on or after January 1, 2002, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible  dollar amount of benefit payable under the Plan during the limitation year ending within that calendar year including benefits payable to Members who retired prior to that limitation year.

(c)

The term “compensation” for purposes of applying the applicable limitations under Section 415 of the Code with respect to any Member shall mean compensation from the company or any Affiliated Employer as defined in U.S. Treasury Department regulations 1.415(c)-2(d)(4)(i.e., information required to be reported under sections 6041, 6051, and 6052 of the Code (“W-2 Pay”) plus amounts that would be included in wages but for an election under Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) of the Code).  The term “compensation” shall also include amounts required to be recognized under the provisions of U.S. Treasury Department regulation 1.415(c)-2(e) and amounts permitted to be recognized under the provisions of U.S. Treasury Department regulation 1.415(c)-2(e)(2).”

4.4

Limit on Credited Service

Notwithstanding anything in the Plan to the contrary, a Member’s Credited Service for periods on and after January 1, 2004 shall be disregarded for all purposes of this Section IV.

4.5

Accruals After Benefit Commencement

Notwithstanding anything in this Plan to the contrary, the Salary of a Member who has elected to have his benefit commence under this Plan after attaining his Normal Retirement Age but before he terminates his employment with the Company and all Affiliated Employers shall be disregarded for all purposes of this Section IV.  However, a Member whose benefit is required to commence in accordance with the provisions of Section 11.1 of the Plan shall not be treated as having elected to have his benefits commence for purposes of this Section.

4.6

HEART Act

For years beginning after December 31, 2008:

(a)

an individual receiving a differential wage payment as defined by Code Section 3401(h)(2) is treated as an employee of the employer making the payment;

(b)

the differential wage payment is treated as compensation for purposes of Code Section 415(c)(3) and Treasury Regulation 1.415(c)-2; and

(c)

the Plan is not treated as failing to meet the requirements of a provision described in Code Section 414(u)(1)(c) by reason of any contribution or benefit which is based on the differential wage payment.

SECTION V

NORMAL FORM OF BENEFIT AT RETIREMENT

5.1

Subject to the provisions of Section 11.2, effective on and after August 23, 1984, the normal form of payment of retirement benefits for a Member who is married on his Retirement Commencement Date shall be the Qualified Joint and Survivor Annuity.  No sooner than 30 days nor later than 90 days prior to a Member Retirement Commencement Date, the Committee shall provide the Member with written explanation of (a) the terms and conditions of the Qualified Joint and Survivor Annuity, (b) the Member's right to revoke and reelect the Qualified Joint and Survivor Annuity, (c) the rights of the Member's Spouse to consent to any revocation of the Qualified Joint and Survivor Annuity, (d) effective on and after August 22, 1988, a general description of the eligibility conditions and other material features of any optional form of benefit and sufficient additional information to explain the relative values of the optional forms of benefit under the Plan, and (e) effective January 1, 2007, a description of the Participant’s right to defer receipt of a distribution and the consequences of failing to defer receipt of a distribution.  An election to waive the Qualified Joint and Survivor Annuity must be made within the 90-day period commencing prior to the Member's Retirement Commencement Date.  An election to waive the Qualified Joint and Survivor Annuity shall only be effective if the Member's Spouse consents in writing to such election.  Spousal consent must acknowledge the effect of such election, specify the alternate form of payment selected, designate the alternate beneficiary who is eligible to receive the benefits under the Plan, if any, and be witnessed by a Plan representative or a notary public.  If such Member effectively elects not to receive his retirement benefits in the form of a Qualified Joint and Survivor Annuity, then the Member may elect to receive payment of such retirement benefit in the form of a life annuity as provided in Section 5.2 below, or in any optional form of payment provided in Section 6.1.  A Spouse's consent to waive any benefits hereunder shall only be effective with respect to such Spouse.  An alternate beneficiary or form of payment consented to by a Spouse in lieu of the form of benefit payable under this Section 5.1 may not be changed unless such change is to the Qualified Joint and Survivor Annuity or the Spouse again consents in writing to such change.  In the event a Spouse is legally incompetent to give consent, the legal guardian of the Spouse may give consent.

Former Members of the Plan who completed one Hour of Service after September 1, 1974, and separated from service prior to January 1, 1976, and who have not commenced benefits under this Plan, as of August 23, 1984, may elect or revoke the Qualified Joint and Survivor Annuity according to the provisions of the Plan in effect on August 22, 1984.

5.2

Subject to the provisions of Section 11.2, if a Member has no Spouse, his Spouse cannot be located, the Member is legally separated from or has been abandoned by said Spouse (within the meaning of local law) and the Member has a court order to such effect, or the Member is otherwise exempt from the requirements of Section 5.1 pursuant to regulations issued by the Secretary of the Treasury, the normal form of payment of his retirement benefits shall be a monthly life annuity terminating with the last payment preceding his death.  A Member who meets the requirements of this Section 5.2 shall be eligible to reject the normal form of payment and elect an optional form of benefit in the same manner and within the same time period prescribed in Section 5.1, except that spousal consent shall not be required.

SECTION VI

OPTIONAL FORM OF BENEFITS

6.1

In lieu of normal form of payment provided under Section 5.1 or Section 5.2 (provided a Member who is married to a Spouse has obtained his Spouse's consent as required by Section 5.1), a Member may elect an optional form of benefit described in this Section 6.1.  Any optional form shall be the Actuarial Equivalent of the normal form provided in Section 5.2.

(a)

Ten Year Certain and Life: An actuarially reduced monthly life annuity payable to the Member at his Retirement Commencement Date and terminating with the last payment preceding his death, provided that not less than 120 monthly payments shall be made to him and his Beneficiary.

(b)

Joint and Survivorship Annuity:  An actuarially reduced monthly life annuity payable to the Member at his Retirement Commencement Date and providing for the continuation of such reduced retirement benefit in an amount equal to 100%, 75%, 66-2/3% or 50% of such reduced retirement benefit, to the Contingent Annuitant for as long as the Contingent Annuitant lives.  Under this option, the amount of reduction in the retirement benefit depends upon the age of the Member and the Contingent Annuitant at the date the benefit is to commence and the amount of the continuing payment elected as stated in Appendix A.

(c)

Social Security Offset: A Member who retires prior to his Social Security Retirement Age may elect a retirement benefit, which is the Actuarial Equivalent of the retirement benefit such Member would receive as if Social Security Benefits had commenced as of his date of retirement, so that at the time such Member's old-age benefit under Title II of the Social Security Act actually becomes payable, he will receive a reduced amount from the Plan, and the amount of benefits such Member shall receive both before and after such Social Security benefit commences shall be approximately equal.

(d)

Lump Sum Option:  A Member may elect a lump sum form of payment, which is the Actuarial Equivalent determined in accordance with Section 11.2(b) and Appendix A of the retirement benefit otherwise payable to him.  Distributions of lump sum amounts shall be permitted at any date which is prior to the Member's Normal Retirement Date only upon the consent of the Member if such Lump Sum amount exceeds $3500, effective through December 31, 1997, and $5,000 on and after January 1, 1998, as determined under Section 11.2(b). Payment of a lump sum amount under this section (d) shall represent a complete discharge of the Plan's liability to such Member.

(e)

Two Year Certain Option: Effective for distributions made on or after April 1, 2002, a Member may elect a two-year certain form of payment.  The first payment shall be equal to one-half the Actuarial Equivalent lump sum value of the retirement benefit otherwise payable to the Member at his Retirement Commencement Date.  The second payment shall be paid on the first anniversary of his Retirement Commencement Date and shall be equal to one-half the Actuarial Equivalent lump sum value of the retirement benefit otherwise payable to him at his Retirement Commencement Date increased with interest for the one-year period at the IRS Interest Rate determined under Appendix A at his Retirement Commencement Date.  For purposes of this Section 6.1(e), Actuarial Equivalent shall be determined in accordance with Section 11.2(b) and Appendix A.

6.2

The optional benefits, as provided in Section 6.1, are subject to the following limitations and restrictions:

With respect to all optional retirement benefits provided hereunder, the Member may elect any one of the options at least 90 days prior to Deferred, Normal or Earlier Retirement Date and shall be effective on the Participant's Deferred, Normal or Earlier Retirement Date, by written notice delivered to the Pension Committee and shall be effective on the date of the Retirement Commencement Date.

No optional form under Section 6.1 of the Plan shall be payable over a period exceeding one of the following:

(a)

the life of a Member or the joint lives of a Member and his Spouse, or designated Beneficiary, as the case may be; or

(b)

the life expectancy of the Member or joint life expectancy of a Member, his Spouse or designated Beneficiary, as the case may be.  Life expectancy shall be determined according to Code regulation 1.72-9.

Any payments to a Contingent Annuitant or Beneficiary, who is not the Spouse of the Member, shall be subject to the limitation that the present value of payments to the Member, calculated as of the appropriate retirement date, must exceed 50% of the then present value of the total payments to be made to the Member and his Beneficiary.

6.3

Prior to the distribution of any benefit payable hereunder, if the present value of such benefit is in excess of $3,500 through December 31, 1997 and $5,000 on and after January 1, 1998, then such benefit shall not be distributed before the Member’s Normal Retirement date unless the Member and, if applicable, the Member’s Spouse, consent in writing thereto, except that if such benefit is payable as a Qualified Joint and Survivor Annuity and is immediately distributable, written consent to the distribution shall not be required.

 SECTION VII

DEATH BENEFITS

7.1

Pre-Retirement Spouse's Benefit

(a)

If a Member dies in the active service of the Employer after having satisfied the requirements for Earlier Retirement Date, but prior to his Normal Retirement Date, and is survived by a Spouse, such Spouse shall be entitled to receive a monthly benefit for life commencing on the first day of the month following the date of death of the Member except that if the present value (as determined under Section 11.2) of the benefit payable to the Spouse is $3500 or less though December 31, 1997 or $5,000 or less on and after January 1, 1998, such amount shall be payable under Section 11.2.  The annual amount of such benefit shall be the greater of the benefit provided in Section (b) or, on and after August 23, 1984, the benefit provided in Section (c).

(b)

If the surviving Spouse is not more than five years younger than the deceased Member, the benefit shall be 50% of the deceased Member's Accrued Benefit, computed as if such Member had retired on the day before he died.

If the surviving Spouse is more than five years younger than the deceased Member, the benefit shall be computed as in the preceding paragraph and such amount shall be reduced by (i) and, if applicable, (ii) below:

(i)

1% for each full year in excess of five years up to a maximum of twenty-five years that the Spouse is younger than the Member; and

(ii)

2% for each full year in excess of twenty- five years that the Spouse is younger than the Member.

(c)

Effective on and after August 23, 1984, in the event of the death of a Member with a Spouse, who is entitled to receive benefits in accordance with Section 9.2 or 9.3 (whichever is applicable) and who has not commenced benefits under the Plan, a survivor annuity shall be payable to his Spouse for such Spouse's lifetime, with monthly payments commencing on the first day of the month coincident with or next following the later of (i) the date of the Member's death, or (ii) the date the Member would have attained age 55 if he had completed 10 Years of Credited Service as of his date of death, unless the Spouse elects to defer such payment until the date the Member would have attained Normal Retirement Date, or in any other case, the date the Member would have attained age 65.  Notwithstanding the preceding sentence, if the present value (determined under Section 11.2) of the survivor annuity is less than $3500 effective through December 31, 1997 or $5,000 on and after January 1, 1998, then the benefit shall automatically be distributed in a single cash payment as provided under Section 11.2.  The survivor annuity shall be equal to Member's Accrued Benefit payable as a Qualified Joint and Survivor Annuity determined as follows:

(i)

In the case of a Member who has attained Earliest Retirement Age as of his death, such Qualified Joint and Survivor Annuity shall be determined as if the Member had retired on the date of death and Section 4.2 of the Plan applied.

(ii)

In the case of a Member who had not attained Earliest Retirement Age as of his date of death, such Qualified Joint and Survivor Annuity shall be determined as if the Member had:

(A)

separated from service on his date of death or termination of employment whichever is earlier; and

(B)

survived until Earliest Retirement Age and Section 4.2 of the Plan applied, and;

(C)

died on the day following his Earliest Retirement Age.

For the purposes of this section, "Earliest Retirement Age" shall mean age 55 if a Member had completed 10 Years of Credited Service as of his date of death or separation from service, whichever occurs first, or in any other case, age 65.

A former Member who has one Hour of Service on and after January 1, 1976, who has separated from service prior to August 23, 1984, and who has a vested benefit in accordance with Section 9.2 as of his date of termination, shall have this Section 7.1(c) apply upon the occasion of his death provided such former Member had not commenced payment of his vested benefit under the Plan as of August 23, 1984.

(d)

Applicable Provisions on Death - If either (i) a Spouse's benefit shall have become payable under the provisions of Section 7.1(b) or (c) or (ii) the benefit shall have become effective under the provisions of Section V or Section VI, the death benefit, if any, shall be that provided by such applicable section.

7.2

Military Service

In the case of the death occurring on or after January 1, 2007, if a Participant dies while performing qualified military service (as defined in Code Section 414(u)), the Participant’s Beneficiary is entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the Participant had resumed employment and then terminated employment on account of death.  Moreover, the Plan will credit the Participant’s qualified military service as service for vesting purposes, as though the Participant had resumed employment under the Uniformed Services Employment and Reemployment Rights Act immediately prior to the Participant’s death.

SECTION VIII

CONTRIBUTIONS

8.1

The Company, in accordance with the requirements of Code Section 412, shall make contributions to the Trustee as are actuarially necessary to provide the retirement benefits under the Plan.  Contributions shall be made conditioned upon their deductibility under Code Section 404.  Any contribution which is made under this Section 8.1 which is determined by an Actuary to be non-deductible under Code Section 404 shall be returned to the Employer within the next following one-year period, provided the Actuary certifies to the non-deductibility of such contribution under Section 404 of the Code.  No contributions will be required of Members.

8.2

The Company reserves the right to reduce, suspend, or discontinue its contributions for any reason at any time, provided that it shall be impossible, at any time prior to the satisfaction of all liabilities with respect to all Members, Spouses, Contingent Annuitants, and Beneficiaries under the Plan, for any part of the Trust Fund to revert to the Company, or to be used for, or diverted to, any purpose other than their exclusive benefit.  Any assets remaining in the Trust upon a Plan termination or a discontinuance of contributions to the Plan, after satisfaction of liabilities with respect to all Members, Spouses, Contingent Annuitants and Beneficiaries under the Plan, shall revert to the Company.

SECTION IX

TERMINATION OF SERVICE

9.1

Before 10 Years of Vesting Service

(a)

A Member whose service with the Company is terminated prior to January 1, 1989, for reasons other than total and permanent disability and before his Normal or Earlier Retirement Date and before completing at least 10 years of Vesting Service shall not be entitled to any benefits under the Plan.

(b)

Any forfeitures arising as a result of this Section 9.1 shall be used to reduce the Company's cost under the Plan.

9.2

With 10 or More Years of Vesting Service

(a)

A Member, whose service with the Company is terminated after December 31, 1975, but before January 1, 1989, and before his Normal or Earlier Retirement Date, having completed at least 10 years of Vesting Service, shall be entitled to his Accrued Benefit as of his date of such termination with benefits commencing at his Normal Retirement Date.

(b)

A Member, who is entitled to a retirement benefit under subparagraph (a) above, may elect to receive his retirement benefit commencing at an Earlier Retirement Date which shall be the first day of any specified month subsequent to the date of his election.  In such event,the retirement benefit then payable shall be equal to the Actuarial Equivalent of the Accrued Benefit which he was entitled to receive at his Normal Retirement Date.

9.3

Provisions effective on and after January 1, 1989

(a)

A Member whose service with the Employer is terminated for reasons other than total and permanent disability and before his Normal or Earlier Retirement Date and before completing at least 5 years of Vesting Service shall not be entitled to any benefits under the Plan.  Any forfeitures arising as a result of this Section (a) shall be used to reduce the Company's cost under the Plan.

(b)

A Member, whose service with the Employer is terminated before his Normal or Earlier Retirement Date, having completed at least 5 years of Vesting Service shall be entitled to his Accrued Benefit as of the date of such termination with benefits commencing at his Normal Retirement Date.

(c)

A Member, who is entitled to a retirement benefit under subparagraph (b) above, may elect to receive his retirement benefit commencing at an Earlier Retirement Date provided the Member has satisfied the provisions of Section 3.2, which shall be the first day of any specified month subsequent to the date of his election.  In such event, the retirement benefit then payable shall be equal to the Actuarial Equivalent of the Accrued Benefit which he was entitled to receive at his Normal Retirement Date.

9.4

Vesting service

(a)

Service Prior to January 1, 1976

Vesting Service for Plan Years beginning prior to January 1, 1976, shall be equal to the continuous service recognized under the provisions of the Plan as in effect prior to January 1, 1976.

(b)

Service on and after January 1, 1976

The computation period for the determination of Vesting Service on and after January 1, 1976 shall be the Plan Year.  An Employee shall accrue one year of Vesting Service for each Plan Year in which he completed 1,000 Hours of Service.  If an Employee has a One Year Break in Service (commencing on or after January 1, 1976) and is later reemployed, his period of Vesting Service prior to his Reemployment Commencement Date shall be restored, provided such Employee completes a Year of Eligibility Service and further provided that, if such Employee was not vested in accordance with Section 9.2(a) or 9.3(b) at the time his One Year Break in Service commenced, the period of his Vesting Service prior to such occurrence shall not be taken into account if the number of consecutive One Year Breaks in Service equals or exceeds the greater of a) his aggregate years of Vesting Service accrued before such One Year Break in Service, or b) on and after January 1, 1985, five years.

(c)

An employee who became a Member on or after January 1, 1985, shall not accrue Vesting Service for services rendered prior to the Plan Year in which the Employee's 18th birthday occurs.

(d)

Solely for determining the nonforfeitability of any benefit under the Plan, former Members who terminated employment with the Company for immediate employment with a Gulf & Western entity (hereinafter called the "Corporation") because of the sale of certain subsidiaries and divisions to the Corporation on July 25, 1986, shall continue to accrue Vesting Service under this Plan for so long as they are employed by the Corporation provided such service conforms to the requirements of Vesting Service set forth in Section 1.36 as if such Vesting Service was performed for the Company, and further provided that the Corporation provides such timely information as may be required to determine Vesting Service with respect to such former Members.

The above paragraph shall not be construed as establishing or continuing any contract of employment between the Company and former Members.

SECTION X

DISABILITY

10.1

In the event a Member is determined by the Pension Committee to be totally and permanently disabled according to Section 10.2 and has attained age 45 and completed at least 15 years of Vesting Service, he shall be entitled to a disability benefit as defined in Section 10.3.

10.2

The Pension Committee shall determine that a Participant is totally and permanently disabled if the Participant is in receipt of a Social Security disability benefit.

10.3

The disability benefit shall be equal to the Member's Accrued Benefit at the date of disability.  Such benefit shall be reduced for immediate payment according to the Actuarial Equivalent early retirement factors of the Plan.  However, if an Employee is below age 55, the Actuarial Equivalent reduction factor used for immediate payment will not be less than the factor that would be used as if the Employee was age 55.

10.4

Disability benefits shall be payable in the same manner and form as set forth in Section V, unless the Member, and if applicable, the Member's Spouse, consent in accordance with Section 5.1 to receive an optional form of benefit under Section VI.

SECTION XI

TIME OF COMMENCEMENT OF PAYMENT

11.1

Commencement of Payment

Unless a Member elects otherwise, the payment to him of his retirement benefit shall begin not later than the 60th day after the close of the Plan Year in which occurs the later of:

(a)

the Member's Normal Retirement Date, or

(b)

the fifth anniversary of the Member's participation in the Plan, or

(c)

the date the Member terminates his service with the Company.

In no event, however, shall a retirement benefit becoming payable under this Plan commence later than the April 1 following the calendar year in which the Member attains age 70-1/2.

In the event a Member’s benefit otherwise required to commence on the Member’s Normal Retirement Date is delayed because the Pension Committee is unable to locate the Member or for any other reason, the Pension Committee shall commence payment within 90 days after the date the Member is located.  Unless the Member elects an optional form of payment in accordance with the provisions of Section 6.1, payment shall be in the normal (automatic) form as set forth in Section V applicable to the Member of his Annuity Starting Date.  The benefit payable to the Member as of his Annuity Starting Date shall be in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date (“retroactive Annuity Starting Date”) in the form elected by the member under the provisions of Section 5.1, 5.2 or 6.1, as applicable; plus one lump sum payment equal to the sum of the monthly payments the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his Annuity Starting Date, together with interest at the rate of 6.5 percent per annum, compounded annually.  The amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the single life annuity form of payment. The lump sum shall be paid on or as soon as practicable following the date the Member’s Pension commences.

11.2

Payment of Lump Sum Benefits

Notwithstanding any other provision of the Plan, a Member’s benefit shall be payable in a lump sum payment as follows:

(i)

If the present value of the Member’s benefit amounts to $1,000 or less as of his Retirement Commencement Date, a lump sum payment equal to the present value of the benefit shall be made in  lieu of all benefits.

(ii)

If the present value of the Member’s benefit exceeds $1,000 but does not exceed $5,000, the only form of payment he may elect is a lump sum payment.  He may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date.  Spousal consent to the Member’s election of the lump sum is not required.

The present value of the member’s benefit and amount of a lump sum payment payable under this paragraph shall be determined by using the IRS Mortality Table and the IRS Interest Rate in Appendix A and, in the case of a lump sum benefit payable prior to a Member’s Normal Retirement Date, shall be of equivalent value to the benefit which would otherwise have been provided commencing at the Member’s Normal Retirement Date.  In the event the present value of a Member’s benefit exceeds $1,000 upon an initial determination as to its present value, the present value of the benefit shall be redetermined annually as of the first day of each subsequent Plan Year.  The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this paragraph.

11.3

No portion of the Member's Accrued Benefit may commence to be distributed under the Plan prior to the Member's Normal Retirement Date unless:

(a)

the Member and such Member's Spouse, if applicable, consents in writing to such distribution within the 90-day period prior to the Retirement Commencement Date; or

(b)

the benefit is provided in accordance with Section 5.1 or 5.2.  Notwithstanding the foregoing, no consent shall be required if the Member’s Accrued Benefit determined in accordance with Section 11.2 is less than $3,500 for Plan Years ending on or before December 31, 1977 or $5,000 for Plan Years ending on or after January 1, 1998.

Notwithstanding anything in the Plan to the contrary, after having received any required written explanation of his benefits, a Member may (with any applicable spousal consent) affirmatively elect to have his benefit commence sooner than 30 days following his receipt of the written explanation, provided all of the following requirements are met:

(i)

the Pension Committee clearly informs the Member that he has a period of at least 30 days after receiving the notice to decide when to have his benefits begin and, if applicable, to choose a particular optional form of payment;

(ii)

the Member affirmatively elects a date for his benefits to begin and, if applicable, an optional form of payment, after receiving the written explanation;

(iii)

the member is permitted to revoke his election until the later of his Retirement Commencement Date or seven days following the day he received the written explanation; and

(iv)

payment does not commence less than seven days following the day after the written explanation is received by the Member.

11.4

Distribution Requirements

Notwithstanding any other provision of this Plan, all distributions from this Plan shall conform to Section 401(a)(9) of the Code, U. S. Treasury Department Regulation Sections 1.401(a)(9)-2 through 1.401(a)(9)-9, and the incidental death benefit requirements of Section 401(a)(9)(G) of the Code.  Further, such regulations shall override any plan provision that is inconsistent with Section 401(a)(9) of the Code.  If a Member dies after the Pension payments have commenced, any payments continuing on to his spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the member’s date of death.

All distributions shall be subject to the following rules:

(a)

Any additional benefits accruing to a Member in a calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(b)

If the Member’s benefit is being distributed in the form of a joint and survivor annuity for the joint lives of the Member and a non-spouse beneficiary, annuity payments to be made on or after the Member’s required beginning date to the designated beneficiary after the Member’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Member using the table set forth in Q&A2 of Section 1.401(a)(9)-6T of the U.S. Treasury Department regulations.  If the form of distribution combines a joint and survivor annuity for the joint lives of the Member and a non-spouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain. If the Annuity Starting Date precedes the year in which the Member reaches age 70, in determining the applicable percentage, the Member/Beneficiary age difference is reduced by the number of years that the Member is younger than 70.

(c)

If the Member’s benefit is being distributed in the form of a period certain and life annuity option, the period certain may not exceed the applicable distribution period for the Member under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Annuity Starting Date.  If the Annuity Starting Date precedes the year in which the Member reaches age 70, the applicable distribution period for the Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Member as of the Member’s birthday in the year that contains the Annuity Starting Date.

(d)

For purposes of this Section, the following definitions apply:

(i)

Designated Beneficiary.  The individual who is designated as the beneficiary under Section 401(a)(9)of the Code and Section 1.401(a)(9)-4 of the Treasury regulations.

(ii)

Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member’s death, the first distribution calendar year is the calendar year immediately preceeding the calendar year which contains the Member’s required beginning date.

(iii)

Life expectancy. Life expectancy as computed using the Single Life Table in Section 1.401(a)(9)-9, Q&A1 of the Treasury Regulations.

(iv)

Required beginning date. The date specified in

Section 11.1.

11.5

Direct Rollover Distribution

(a)

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Section, a distribute may elect, at the time and in the manner prescribed by the Pension Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)

The following definitions apply to the terms used in this Section 11.5:

(i)

“Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

(A)

any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; and

(B)

any distribution to the extent such distribution is required under Section 401(a)(9) of the Code.

(ii)

“Eligible retirement plan” means any of the following types of plans that accept the distributee’s eligible rollover distribution:

(A)

a qualified plan described in Section 401(a) of the Code;

(B)

an annuity plan described in Section 403(a) of the Code;

(C)

an individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code, respectively;

(D)

an annuity contract described in Section 403(b) of the Code;

(E)

an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan; and

(F)

effective January 1, 2008, a Roth IRA described in Section 408A of the Code.

(iii)

“Distributee” means an employee or former employee, an employee’s or former employee’s surviving spouse, and an employee’s or former employee’s spouse or former spouse who is an alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code with respect to the interest of such alternate payee); and

(iv)

“Direct Rollover means a payment by the Plan to the eligible retirement plan specified by the distributee.

(c)

Effective for distributions made after December 31, 2009, the term “Distributee” also includes a Participant’s nonspouse beneficiary designated pursuant to the terms of the Plan. In the case of a nonspouse beneficiary, a direct rollover may be made only to an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code (“IRA”) that is established on behalf of the designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code. Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the Internal Revenue Code that is ineligible for rollover shall be made in accordance with IRS Notice 2007-7, or any applicable successor guidance issued by the IRS.

(d)

The Member shall be required to represent the Pension Committee that any recipient plan is (or is intended to be) an eligible retirement plan and to provide any other reasonable information the Pension Committee shall require (including the name, address and account numbers with respect to a recipient plan).

(e)

A Member failing to elect the rollover option under this Section 11.5 prior to a Retirement Commencement Date shall be deemed not to have elected a rollover option.

(f)

The Pension Committee may adopt any reasonable procedures to accomplish the direct rollover, as a trustee to trustee transfer, including distribution in the form of a restricted check payable to a fund or a trustee for the benefit of the Member.

(g)

Amounts eligible for direct rollover may be distributed to a maximum of three recipient plans.

(h)

A Member shall be permitted to divide a distribution in the form of a percentage or dollar amount to be rolled over to a recipient plan and the remainder to be received currently by the Member.

SECTION XII

REEMPLOYMENT

12.1

If any retired Member is reemployed by the Company prior to his Normal Retirement Date, his retirement benefit payments, if any, shall cease; any election of an optional benefit in effect thereunder shall become void and the provisions of Section 5.1 hereof shall again become effective.  Any Credited Service to which he was entitled when he retired shall be restored to him, and upon subsequent retirement, his retirement benefits shall be redetermined based on his Salary and Credited Service before and after the period of prior retirement reduced by the Actuarial Equivalent of the benefits previously received, if any.  Such reduction shall not reduce the benefit payable to the Member to an amount which is less than the benefit payable to the Member prior to the Member's reemployment.

12.2

If any Member, who received or is receiving a disability benefit under Section X hereof, is reemployed by the Company prior to his Normal Retirement Date, any disability benefit payments he was receiving shall cease and the provisions of Section 5.1 hereof shall again become effective.  Any Vesting Service and Credited Service to which he was entitled when he became disabled shall be restored to him, and upon subsequent retirement or termination of service his benefit shall be redetermined based on his Salary and Credited Service before and after his disability, reduced by the Actuarial Equivalent of the benefits previously received, if any.

12.3

If a former Member who terminated service after he had earned a vested interest under Section 9.2(a) or Section 9.3(b) is reemployed he shall thereupon again become a Member of the Plan.  Any Credited Service to which he was entitled shall be restored to him and upon subsequent retirement or termination of service his benefit shall be based on his Salary and Credited Service before and after his initial termination of service reduced by the Actuarial Equivalent of the benefits previously received, if any.

12.4

If a former Employee who terminated service in accordance with Section 9.1 or Section 9.3(a) is reemployed, his entitlement to membership and his prior Vesting Service shall be determined as provided in Section 2.5 and 9.4(a) and (b).  Any Credited Service recognized for the period of Vesting Service restored pursuant to said Section shall also be restored to him.

SECTION XIII

LIMITATION OF ASSIGNMENT

The benefits payable hereunder to any Member, Spouse, Beneficiary, or Contingent Annuitant, if any, shall not be assigned, commuted, anticipated, alienated, sold, transferred, pledged, encumbered or charged, and shall not be subject by attachment or otherwise to the claims of any creditors of the Member, Spouse, Beneficiary or Contingent Annuitant.

Notwithstanding the above, the Committee shall direct the Trustees to comply with a Qualified Domestic Relations Order provided such order does not require a form of benefit not otherwise provided under the Plan, or require increased benefits, or require the payment of benefits to an Alternate Payee (as described below) which are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.  Payments in compliance with a Qualified Domestic Relations Order may commence, in the case of a Member who has not separated from service no earlier than the first day of the month coincident with or next following the date the Member attains "Earliest Retirement Age" as defined in Section 414(p) of the Code, based on the Actuarial Equivalent of the Member's Accrued Benefit on the date payments are to begin.

For purposes of this Section an Alternate Payee shall mean a Spouse, former Spouse, child or dependent of the Member who is recognized by a domestic relations order as having the right to receive all or a portion of, the benefits payable under the Plan to the Member.

The Pension Committee shall notify each Member and any Alternate Payee of its receipt of any domestic relations order, the Plan procedures for determining the qualified statute of such order, and the procedures for the administration of such distributions.

If the present value of any series of payments meeting the criteria set forth for Qualified Domestic Relations Orders amounts to $5,000 or less, an Actuarial Equivalent lump sum payment, determined in the manner described in Section 5.1, shall be made in lieu of the series of payments.

Notwithstanding the first paragraph of this Section, a Member’s benefits under the Plan shall be offset by the amount the Member is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

Except as otherwise provided in this Section, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Company, before the satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

SECTION XIV

LIMITATION OF RIGHTS OF THE EMPLOYEE

This Plan is a voluntary program on the part of the Company and shall not be deemed to constitute a contract between an Employer and any Member or to be a consideration for, or inducement of, employment for any Employee or Member.  Nothing contained in the Plan shall be deemed to give a) a Member the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge or retire the Member, or b) any Member, Spouse, or Beneficiary any right or claim to any payment under the Plan, except as such payment may be provided for under the terms of the Plan and then only to the extent that assets are available in the hands of the Trustee for the making of such payment.

SECTION XV

AMENDMENT TO OR TERMINATION OF THE PLAN

15.1

Amendment

(a)

The Board reserves the right to amend the Plan at any time to any extent that it may, in its sole and complete discretion, deem advisable, including any amendment deemed necessary to ensure initial qualification or continued qualification of the Plan under the Code or any other applicable Federal or State laws.

(b)

No such amendment shall increase the duties or responsibilities of the Trustee without its written consent thereto.

(c)

No such amendment shall have the effect of diverting any part of the principal or income of the Trust Fund for purposes other than the exclusive benefit of its Members and their Spouses, Contingent Annuitants and any other designated Beneficiaries, prior to the satisfaction of all liabilities under the Plan.

(d)

Except to the maximum extent permitted or required by the Code or any other applicable section of the law and the regulations issued thereunder, no amendment or modification shall be made which would:

(i)

retroactively impair any rights to any benefit under the Plan which any Member, Beneficiary, Spouse or other eligible survivor would otherwise have been entitled to as of the date of such amendment,

(ii)

permit the elimination or reduction of a subsidy or an early retirement benefit (as defined in Code regulations) prior to the effective date of such amendment, or

(iii)

permit the elimination of an optional form of benefit with respect to benefits attributable to Vesting Service prior to the effective date of such amendment.  In the case of a retirement type subsidy, this subsection (iii) shall apply only with respect to a Member who satisfies (either prior to or subsequent to the effective date of the amendment) preamendment conditions for such subsidy. Notwithstanding the preceding, the Accrued Benefit of a Member, early retirement benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code (as it read before the first day of the 2008 Plan Year), Section 412(d)(2) of the code (as it reads for Plan Years beginning on and after January 1, 2008), or to the extent permitted under the Sections 1.411(d)-(3) and 1.411(d)-(4) of the U.S. Treasury Department regulations.

 15.2

Termination

The Company reserves the right to terminate the Plan in whole or in part at any time by action of its Board of Directors.  Upon complete or partial termination of the Plan, the nonforfeitable benefits of each Member (or, in the event of a partial termination, each Member affected by such partial termination) shall become nonforfeitable as of the date of such termination.  In the event of such termination, after providing for the expenses of the Plan, the assets of the Plan applicable to Members affected by such termination shall be used and applied for the satisfaction of all liabilities under the Plan in the manner prescribed by Section 4044 of the Act (or corresponding provision of any subsequent applicable law in effect at the time).  The Pension Committee may direct that benefits may be provided by the purchase of annuities, by continuing the Fund in existence and making provision thereunder for the payment of retirement benefits or by immediate distribution from the Fund.  If, upon satisfaction of all benefit liabilities under the Plan with respect to Members, former Members, their Spouses and Beneficiaries, there is a balance remaining in the Fund, such balance shall be returned to the Company.

15.3

Amendment Following Change in Control

Notwithstanding the provisions of Subsection 15.1(a), the Board of Directors shall have the right to amend or terminate the Plan at any time; provided, however, that for a period of three years following a "change in control" (as such term is defined in Section 15.4), the provisions of the Plan may not be amended if any amendment would adversely affect the rights, expectancies or benefits of any Member, Spouse or other designated Beneficiary provided by the Plan as in effect immediately prior to the Change in Control.

15.4

Termination Following Change in Control

Notwithstanding the preceding provisions of this Section or any other provision of this Plan, in the event this Plan is terminated within three years following a "change in control" (as hereinafter defined), the assets of the Plan shall be applied in accordance with the preceding provisions of this Section 15.2 to satisfy all liabilities to retired Members, Members, Spouses, Contingent Annuitants and Beneficiaries.  If, after satisfaction of such liabilities, there are assets remaining in the Plan, such assets shall be applied on a pro rata basis to increase the benefits to Members who are in active service of the Company on the date of such termination; provided, however, that if any portion of an allocation of such assets, when added to any other payments to any individual who is a "disqualified individual," as such term is defined in Section 280G(c) of the Code, would result in the imposition of an excise tax pursuant to Section 4999 of the Code (as determined by the Trustee), then such allocation shall be reduced until either no portion of the allocation would result in the imposition of such excise tax or such allocation is reduced to zero.  For purposes hereof, a "change in control" shall mean:

(a)

the acquisition by any corporation, person, or business entity of more than 20% of the then outstanding voting stock of the Company, other than through a transaction consented to by the Board of Directors of the Company prior to such acquisition of more than 20% of such then outstanding voting stock, and which consent of the Board of Directors of the Company is contained in a resolution of such Board adopted on a date which is both prior to such acquisition and subsequent to January 1, 1986, or

(b)

the purchase of shares of voting stock of the Company pursuant to a tender offer or exchange offer which is opposed by a majority of the members then serving on the Company's Board of Directors.  Notwithstanding, the provisions of Section 15.1(a) hereof, the foregoing provisions of this paragraph may not be amended, following a "change in control", without the written consent of a majority, in both number and interest, of the Members who are in active service with the Company on the date of such amendment.

SECTION XVI

GOVERNMENTAL RESTRICTIONS

16.1

Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees

(a)

The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Member who is a highly compensated employee or highly compensated former employee (as those terms are defined in Section 414(q) of the Code) of the Company or an Affiliated Employer and (ii) in any other event, to any Member who is one of the 25 highly compensated employees or highly compensated former employees of the Company or Affiliated Employer with the greatest compensation in any Plan Year.  The amount of the annual payments to any one of the Members to whom this Section applies shall not be greater than an amount equal to the annual payments that would be made on behalf of the Member during the year under a single life annuity that is the Actuarial  Equivalent to the sum of the Member’s Accrued Benefit and the Member’s other benefits under the Plan.

(b)

If, (i) after payment of Accrued Benefits or other benefits to any one of the Members to whom this Section applies, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities (as that term is defined in Section 412(l)(7) of the Code) of the Plan, (ii) the value of the Accrued Benefit and other benefits of any one of the Members to whom this Section applies is less than one percent of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Member to whom this Section applies does not exceed the amount described in Section 411(a)(11)(A) of the Code, the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Member.

(c)

If any Member to whom this Section applies elects to receive a lump sum payment in lieu of his Pension and the provisions of paragraph (b) above are not met with respect to such Member, the Member shall be entitled to receive his benefit in full provided he shall agree to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a) and shall provide adequate security to guarantee that repayment.

(d)

Notwithstanding paragraph (a) of this Section, in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefit payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

(e)

If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

16.2

Limitations Applicable If the Plan's Adjusted Funding Target Attainment Percentage Is Less Than 80 Percent, But Not Less Than 60 Percent. Notwithstanding any other provisions of the Plan, if the Plan's adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in Section 16.2(b) below) but is not less than 60 percent, then the limitations set forth in this Section 16.2 apply.

(a)

50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A Member or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

(i)

50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(ii)

100 percent of the PBGC maximum benefit guarantee amount (as defined in § 1.436-1(d)(3)(iii)(C) of the Treasury Regulations).

The limitation set forth in this Section 16.2(a) does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Member or Beneficiary as of the annuity starting date because of the application of the requirements of this Section 6.06(a), the Member or Beneficiary, is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in § 1.436-1(d)(3)(iii)(D) of the Treasury Regulations).

The Member or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in 12 this Section 1(a), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

(b)

Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

(i)

Less than 80 percent; or

(ii)

80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this Section 16.2(b) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Members covered by the amendment.

16.3

Limitations Applicable If the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 60 Percent.

Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan year is less than 60 percent (or would be less than 60 percent to the extent described in Section 16.3(b) below), then the limitations in this Section 16.3 apply.

(a)

Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Member or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this Section 16.3 does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the Member.

(b)

Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

(i)

Less than 60 percent; or

(ii)

60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent.

(c)

Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this Section 16.3(c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

16.4

Limitations Applicable If the Plan Sponsor Is In Bankruptcy. Notwithstanding any other provisions of the Plan, a Member or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal or State law, except for payments made within a Plan year with an annuity starting date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan year is not less than 100 percent. The limitation set forth in this Section 16.4 does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the Member.

16.5

Provisions Applicable After Limitations Cease to Apply.

(a)

Resumption of Prohibited Payments. If a limitation on prohibited payments under Section 16.2(a), Section 16.3(a), or Section 16.4 applied to the Plan as of a section 436 measurement date, but that limit no longer applies to the Plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date.

(b)

Resumption of Benefit Accruals. If a limitation on benefit accruals under Section 16.3(c) applied to the Plan as of a section 436 measurement date, but that limitation no longer applies to the Plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR § 2530.204-2(c) and (d).

(c)

Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 16.3(b), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan year that meets the requirements of § 1.436-1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 16.3(b)). If the unpredictable contingent event benefit does not become payable during the Plan year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.

(d)

Treatment of Plan Amendments That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 16.2(b) or Section 16.3(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan year that meets the requirements of § 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

16.6

Notice Requirement. See section 101(j) of ERISA for rules requiring the Plan administrator of a single employer defined benefit pension Plan to provide a written notice to Members and beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in Section 16.2(a), Section 16.3, or Section 16.4.

16.7

Methods to Avoid or Terminate Benefit Limitations. See § 436(b)(2), (c)(2), (e)(2), and (f) of the Internal Revenue Code and § 1.436-1(f) of the Treasury Regulations for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 16.2 through 16.4 for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under Sections 16.2 through 16.4 for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

16.8

Special Rules.

(a)

Rules of Operation for Periods Prior to and After Certification of Plan’s Adjusted Funding Target Attainment Percentage.

(i)

In General. Section 436(h) of the Internal Revenue Code and § 1.436-1(h) of the Treasury Regulations set forth a series of presumptions that apply (1) before the Plan’s enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year and (2) if the Plan’s enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan year pursuant to § 1.436-1(h)(4)(ii) of the Treasury Regulations but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan year). For any period during which a presumption under § 436(h) of the Internal Revenue Code and § 1.436-1(h) of the Treasury Regulations applies to the Plan, the limitations under Sections 16.2 through 16.4 are applied to the Plan as if the adjusted funding target attainment percentage for the Plan year were the presumed adjusted funding target attainment percentage determined under the rules of § 436(h) of the Internal Revenue Code and § 1.436-1(h)(1), (2), or (3) of the Treasury Regulations. These presumptions are set forth in Section 16.8 (a)(ii) though (iv).

(ii)

Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under Section 16.2, 16.3, or 16.4 applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan year, or, if earlier, the date Section 16.8(a)(iii) or Section 16.8(a)(iv) applies to the Plan:

1.

The adjusted funding target attainment percentage of the Plan for the current Plan year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan year; and

2.

The first day of the current Plan year is a section 436 measurement date.

(iii)

Presumption of Underfunding Beginning First Day of 4th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan year before the first day of the 4th month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in § 1.436-1(h)(2)(ii) of the Treasury Regulations, then, commencing on the first day of the 4th month of the current Plan year and continuing until the Plan’s enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan year, or, if earlier, the date Section 16.8(a)(iv) applies to the Plan:

1.

The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

2.

The first day of the 4th month of the current Plan Year is a section 436 measurement date.

(iv)

Presumption of Underfunding On and After First Day of 10th Month. If the Plan’s enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan year pursuant to § 1.436-1(h)(4)(ii) of the Treasury Regulations but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:

1.

The adjusted funding target attainment percentage of the Plan for the current Plan year is presumed to be less than 60 percent; and

2.

The first day of the 10th month of the current Plan year is a 36 measurement date.

(b)

New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.

(i)

First 5 Plan Years. The limitations in Section 16.2(b), Section 16.3(b), and Section 16.4(c) do not apply to a new Plan for the first 5 Plan years of the Plan, determined under the rules of § 436(i) of the Internal Revenue Code and § 1.436-1(a)(3)(i) of the Treasury Regulations.

(ii)

Plan Termination. The limitations on prohibited payments in Section 16.2(a), Section 16.3(a), and Section 16.9 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this section of the Plan do not cease to apply as a result of termination of the Plan.

(iii)

Exception to Limitations on Prohibited Payments Under Certain Frozen Plans. The limitations on prohibited payments set forth in Sections 16.2(a), 16.3(a), and 16.4 do not apply for a Plan year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan year, provide for no benefit accruals with respect to any Members. This Section 16.8(b)(iii) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(iv)

Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under Section 16.8(a) apply to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan year, the limitations under Section 16.2(b) and Section 16.3(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of § 1.436-1(g)(2)(iii) of the Treasury Regulations.

(c)

Special Rules Under PRA 2010.

(i)

Payments Under Social Security Leveling Options. For purposes of determining whether the limitations under Section 16.2(a) or 16.3(a) apply to payments under a social security leveling option, within the meaning of § 436(j)(3)(C)(i) of the Internal Revenue Code, the adjusted funding target attainment percentage for a Plan year shall be determined in accordance with the “Special Rule for Certain Years” under § 436(j)(3) of the Internal Revenue Code and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.

(ii)

Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under Section 16.3(c) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under § 436(j)(3) of the Internal Revenue Code (except as provided under section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

(d)

Interpretation of Provisions. The limitations imposed by this section of the Plan shall be interpreted and administered in accordance with § 436 of the Internal Revenue Code and § 1.436-1 of the Treasury Regulations.

16.9

Definitions. The definitions in the following Treasury Regulations apply for purposes of Sections 1 through 7: § 1.436-1(j)(1) defining adjusted funding target attainment percentage; § 1.436-1(j)(2) defining annuity starting date; § 1.436-1(j)(6) defining prohibited payment; § 1.436-1(j)(8) defining section 436 measurement date; and § 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.

SECTION XVII

ADMINISTRATION OF THE PLAN

17.1

The general administration of the Plan shall be placed in a Pension Committee consisting of not less than three nor more than nine persons who shall be appointed, from time to time, by the Board to serve at the pleasure of said Board.  The members of the Pension Committee shall collectively be the Plan Administrator and Named Fiduciary, as such terms are defined under the Act.

17.2

Any person appointed as a member of the Pension Committee shall signify his acceptance in writing to the Board.  Any member of the Pension Committee may resign by delivering his written resignation to the Board and such resignation shall become effective upon delivery or any later date specified therein.

17.3

The members of the Pension Committee will serve without compensation for services as such, but the Company on an equitable basis shall pay or reimburse the Pension Committee for all expenses reasonably incurred by the Pension Committee and shall indemnify the Pension Committee and each member thereof against all loss, liability and expense occasioned by any act or omission to act taken or determined upon by it, or him, except any such act or omission which is due to willful misconduct, fraud or lack of good faith.

17.4

A majority of the members of the Pension Committee, at the time in office, may do any act which this Plan authorizes or requires the Pension Committee to do, and the action of such majority of the members expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Pension Committee and shall have the same effect for all the members at the time in office.  The Pension Committee may, by a writing signed by a majority of its members, delegate to any one member of the Pension Committee the authority to give certified notice in writing of any action taken by the Pension Committee and may assign specific duties and responsibilities to one or more of its members.

17.5

Subject to the limitations of the Plan, the Pension Committee shall establish rules for the administration of the Plan and the transaction of its business.  The determination of the Pension Committee as to any questions involving the general administration of the Plan or the proper interpretation of any of its provisions shall be conclusive.

17.6

The Pension Committee's determination, as to which Employees are eligible to be Members and of a Member's period of Credited Service and Salary, shall be conclusive.  Any discretionary actions to be taken under this Plan by the Pension Committee with respect to the classification of Members or benefits shall be uniform in their nature and applicable to all Members similarly situated and shall be taken with care, skill, prudence and diligence that a prudent man acting in a like capacity under circumstances similar to those then prevailing would use.  The Pension Committee shall have complete and discretionary authority to determine eligibility for benefits, the amount of benefits and to otherwise interpret and administer the provisions of the Plan. The Pension Committee may appoint accountants, attorneys, Actuaries or other agents as it may deem necessary or advisable in order to properly administer and implement the Plan, and may delegate to such appointees appropriate ministerial duties consistent with their background and experience, to the extent that such duties are properly delegable under the Act.  The Pension Committee shall not be liable for any act or omission of such accountant, attorney, Actuary, or other agent in carrying out their delegated responsibilities provided that the Pension Committee does not fail to conduct itself in the manner described above with respect to such designation of agents and allocation of duties, and provided further, that the Pension Committee does not

(i)

knowingly participate in or knowingly undertake to conceal an act or omission of such agent, knowing that such act or omission is inconsistent with the requirements of the Plan and of the Act, or

(ii)

through a failure to comply with the prudent action described above enable such agent to commit such an improper act or omission, or

(iii)

have knowledge of such improper act or omission on the part of such agent, and yet fail to make reasonable efforts under the circumstances to remedy such improper act or omission.

17.7

The Pension Committee shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan and may

(a)

adopt standards for use in all actuarial calculations required in connection with the Plan;

(b)

establish the rate of contribution required to maintain the Plan; and

(c)

advise the Company of the rate so established.

The Pension Committee shall submit annually to the Board a report showing, in reasonable summary, the financial condition of the Trust Fund and giving a brief account of the operations of the Plan for the past year, and any further information which the Board may require.

17.8

The members of the Pension Committee, and the Company and its officers and directors shall be entitled to rely upon all tables, valuations, certificates and reports made by any Actuary or accountant so selected, and upon all opinions given by any legal counsel so selected, and the members of the Pension Committee shall be fully protected with respect to any actions taken or suffered by them in good faith in reliance upon such Actuary, accountant, or counsel, and all action so taken or suffered shall be conclusive upon each of them and upon all Members, retired Members, Spouses, Contingent Annuitants and Beneficiaries.

17.9

The Pension Committee shall make all reports and give all notices with respect to the Plan and the administration thereof which may be required under the provisions of the Code or of the Act and the regulations promulgated thereunder.

17.10

Denial of Claims Procedure

Any application for benefits by a Member, his Spouse, or other designated Beneficiary, submitted to the Pension Committee on appropriate form shall constitute a claim.  In any instance where such claim is denied in whole or in part by the Pension Committee, their decision shall be submitted in writing to the Member, Spouse, or Beneficiary, within 90 days following receipt of such claim, unless special circumstances require additional time, which may be up to an additional 90 days provided the claimant is notified within the initial 90-day period, setting forth the following:

(a)

basis for denial of claim;

(b)

plan provision on which denial is based;

(c)

description of any additional information required of  the Member, his Spouse, or other Beneficiary;

(d)

an explanation of why such information is necessary; and

(e)

an explanation of the procedures for reviewing claims under the Plan.

Upon receipt of denial of a claim by the Member, Spouse, Contingent Annuitant, or Beneficiary, an appeal requesting further review may be submitted to the Pension Committee within 60 days following receipt of such denial.  Upon receipt of a request for review, the Pension Committee will meet and render a decision within 60 days following the receipt of an appeal unless special circumstances exist which may permit an extension of time, in which case a decision shall be made as soon as possible after the 60-day period, but may in no event be extended beyond 120 days following receipt of appeal.  The Pension Committee's ultimate decision shall be submitted to the Member, Spouse, or Beneficiary in writing, setting forth the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based.

17.11

Facility of Payment

If the Pension Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or because he is a minor, the Pension Committee may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides.  Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

Furthermore, if the Pension Committee receives on behalf of a Member a power of attorney with respect to such Member valid under state law, the Pension Committee shall comply with the instructions of the named attorney to the extent that the Pension Committee would comply with such instructions if given by the Member and such instructions are consistent with the power of attorney.

SECTION XVIII

TRUST AGREEMENT

18.1

As a part of this Plan the Company has entered into a Trust Agreement under which the Trustee shall receive the contribution of the Company under this Plan to the Trust Fund on behalf of the Members and shall hold, invest and distribute such fund in accordance with the terms and provisions of the Plan and the Trust Agreement.

18.2

The Company intends that this shall be a permanent Plan for the exclusive benefit of its Members and expects to contribute to the Trust Fund the amounts which will provide in full the benefits payable under the Plan.  The Company may rely upon the estimates made by the Pension Committee of the amount of contributions needed to fund the Plan in accordance with the requirements of Section 412 of the Code.  Neither the Company, the Pension Committee, nor the Trustee shall be liable under the Plan if the Trust Fund should be insufficient to provide for the payment of such benefits.  Such benefits are to be payable from the Trust Fund only and to the extent that such Trust Fund shall suffice therefore.

SECTION XIX

TOP HEAVY PROVISIONS

19.1

Definitions

The following words and phrases in this Section XIX shall have the  following meanings, unless the context clearly indicates otherwise.

(a)

Key Employee - Members, retired and former Members, Spouses, Beneficiaries and Contingent Annuitants who during the current Plan Year or any of the four preceding Plan Years are considered "Key Employees" under Code Section 416(i) and regulations issued thereunder.

(b)

Participant - A Member or former Member of a plan included within the aggregation group set forth in Section 19.2.  On and after January 1, 1985, the term "Participant" shall not include an individual who has not performed services for the Company within a five-year period ending on a Determination Date.

(c)

Determination Date - December 31, 1983, and each subsequent December 31st thereafter.

(d)

Top Heavy Year - Any Plan Year in which the Plan is determined to be Top Heavy under subsection 19.2.

(e)

Effective Date - January 1, 1984.

19.2

Top-Heavy Plan Defined

(a)

Plan Aggregation

All defined benefit plans and defined contribution plans maintained by the Company or an Affiliated Employer shall be aggregated (Aggregate Group of Plans) for purposes of this Section 19.2 as if all Employees included in the Aggregate Group were Employees of the Company.  The Required Aggregation Group of the Company includes each plan of the Aggregate Group in which a Key Employee participates and each other plan of the  Company which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code.  The Permissive Aggregation Group shall consist of plans of the Aggregate Group that are in a Required Aggregation Group plus one or more plans that are not part of a Required Aggregation Group, but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with a Required Aggregation Group.  The Company shall determine on each Determination Date as to whether the Required Aggregation Group or Permissive Aggregation Group is to be applied to Top Heavy determination.

(b)

Determination of Top Heavy

This Plan shall be a Top Heavy Plan with respect to any Plan Year starting on or after the Effective Date of this Section XIX only if on the Determination Date applicable to such Plan Year the sum of:

(i)

The present value of Accrued Benefits for Key Employees, as determined under the provisions of this Section applicable to Defined Benefit Plans for all such plans included within the Required Aggregation Group or the Permissive Aggregation Group, and

(ii)

The aggregate of the account balances of Key Employees (as adjusted under the provisions of this Article applicable to Defined Contribution Plans), under all such plans included within the Required Aggregation Group or the permissive Aggregation Group; exceeds 60% of a similar sum  determined for all Participants in such Required or Permissive Aggregation Groups.

(c)

Adjustments to the Present Value of Accrued Benefits for Defined Benefit Plans.

For any defined benefit plan included within the Required or Permissive Aggregation Group, the present value of Accrued Benefits of any Participant shall be increased to reflect any distribution from the Plan with respect to such Participant during the five-year period ending on the Determination Date.

Solely for purposes of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is top heavy (within the meaning of Section 416(g) of the Code) the Accrued Benefit of an Employee other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(1)(c).

(d)

Adjustment to the Value of Account Balance for Defined Contribution Plans.

For any defined contribution plan included within the Aggregate Group, the total Account Balances shall be increased to reflect the value of any distributions made to a Participant by the Plan during the five-year period ending on the Determination Date and reduced to eliminate the value of any rollover contributions included in such participant's Account Balances made after December 31, 1983, provided such rollover contribution is initiated by the Participant and not made from an Aggregate Group Plan.  In addition, Account Balances of participants shall be reduced by the portion of such balances attributable to qualified voluntary employee contributions made pursuant to Section 219 of the Internal Revenue Code.

(e)

Adjustment for Prior Key Employees.

Employee in prior Plan Years who is not a Key Employee with respect to a current Plan Year shall be excluded entirely in computing the percentage in Section 19.2.

(f)

Present value of Accrued Benefits for Defined Benefit Plans shall be determined, for the purposes of Section 19.2(2)(a), according to the 1984 - UP Mortality Table and a 7-1/2% interest rate.

19.3

Minimum Benefit

For any Top Heavy Plan Year, the following provisions will apply.

(a)

Notwithstanding the provisions of Section 4.1, for each non-Key Employee covered under this Plan and a defined contribution plan, if the Company maintains a defined contribution plan and, if minimum benefits as defined by Code Section 416(c) and subsequent IRS regulations are provided such that the requirements of Code Section 416(f) are satisfied for such Plan Year, then no minimum benefits will be provided under this Plan for that Plan Year.

(b)

If the conditions under paragraph (a) above are not met with respect to any Plan Year during which the Plan is a Top Heavy Plan, the Accrued Benefit, derived from Company contributions, of a Member who is not a Key Employee shall not be less than 2% of such Member's Average Compensation multiplied by his Years of Service (not to exceed ten years).

(c)

For purposes of this Section, the following definitions are applicable:

(i)

Years of Service shall be the Member's Years of Vesting Service, except that the following Years of Vesting Service shall be disregarded:

(A)

Any Plan Year during which the Plan was not a Top Heavy Plan; and

(B)

Any Plan Year beginning before 1984.

(ii)

Average Compensation shall be the Member's Compensation from the Company during that period of five consecutive Top Heavy Plan Years (or actual Top Heavy Plan Years, if less than five) which produce the highest average.

(iii)

Accrued Benefit shall be an annual benefit payable in the form of a single life annuity (with no ancillary benefits) and beginning at Normal Retirement Date.

19.4

Vesting

(a)

An active Member in a Top Heavy Plan shall have a nonforfeitable interest in his Accrued Benefit derived from Company contributions as provided under the following schedule:

Years of Vesting Service	Nonforfeitable Percentage

Less than 2	0%
2	20%
3	40%
4	60%
5 or more	100%

Accrued Benefit, for the purposes of this subsection, shall include that portion of Accrued Benefits which the Member earned during all prior Plan Years, whether or not the Plan was a Top Heavy Plan during such prior Plan Years.

(b)

If a Member has completed fewer than three Years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was a Top Heavy Plan, the vesting provisions of Section 19.4(a) shall continue to be applicable to the portion of his Accrued Benefit determined as of the last day of the Plan Year in which the Plan was a Top Heavy Plan, and Section 9.2(a) shall again be applicable with respect to the remaining portion of his Accrued Benefit; provided, however, that in no event shall the vested percentage of such remaining portion be less than the percentage determined under the above as of the last day of the most recent Plan Year for which the Plan was a Top Heavy Plan.

19.5

Notwithstanding anything in this Section XIX to the contrary, the following provisions shall apply for Plan Years beginning on or after January 1, 2002, for purposes of determining whether the Plan is Top Heavy and whether it satisfies the minimum benefit requirements of Section 416(c) of the Code.

(a)

Key employee.  Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Company having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company, or a 1-percent owner of the Company having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code.  The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(b)

Determination of present values and amounts.  This Subsection (b) shall apply for purposes of determining the present values of Employee’s accrued benefits as of the determination date.

(i)

Distributions during year ending on the determination date.  The present values of an Employee’s accrued benefit of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period" for "1–year period.”

(ii)

Employees not performing services during year ending on the determination date. The accrued benefit of any individual who has not performed services for the Company during the 1-year period ending on the determination date shall not be taken into account.

(c)

Minimum benefits.

(i)

Matching contributions.  For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Company, any service with the Company shall be disregarded to the extent such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

SECTION XX

MISCELLANEOUS

20.1

Effect of Plan Merger

In the event of a merger or consolidation of the Plan with any other plan or a transfer of assets or liabilities of the Plan to any other plan or a transfer of assets or liabilities of any other plan to the Plan, each Member (if the Plan or the plan to which assets or liabilities have been transferred then terminated) shall be entitled to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan or the plan from which the transfer to the Plan was made had been terminated.  No transfer of assets or liabilities shall be made from the Plan to another plan which does not have a provision similar to this Section 20.1.

Notwithstanding the preceding provisions of Section 20.1 or any other provision of this Plan, in the event of any such merger, consolidation or transfer of assets or liabilities which is effected within three years following a "change in control" (as defined in Section 15.4), the accrued benefit of each Member who is in active service of the Company on the date of such merger, consolidation or transfer of assets or liabilities, other than any person who is a "disqualified individual," as such term is defined in Section 280G(c) of the Code, shall be increased in accordance with the provisions of Section 15.2 such that any excess, as of the date of any such transaction, of the fair market value of the assets of the Plan over the present value of accrued benefits hereunder (determined as if the Plan had terminated immediately prior to such transaction) is exhausted.  Notwithstanding the provisions of Section 15.1(a) hereof, the foregoing provisions of this paragraph may not be amended, following a "change in control", without the written consent of a majority, in both number and interest, of the Members who are in active service with the Company on the date of such amendment.

20.2

Construction

This Plan shall be administered, construed and enforced according to the Act and, to the extent not preempted by the Act, the laws of the State of New York.

The foregoing constitutes the Retirement Pension Plan, as amended, restated and adopted by Trans-Lux Corporation for its employees and the employees of its designated subsidiaries, effective January 1, 2016.

IN WITNESS WHEREOF, the proper officer of Trans-Lux Corporation has caused this Plan to be executed this ______ day of ___________________, 2016.

TRANS-LUX CORPORATION
ATTEST:

APPENDIX A

Option Factors

The following option factors shall be used in determining actuarial equivalency:

(a)

IRS Interest Rate means, with respect to determining the amount of a benefit with a Retirement Commencement Date on or after January 1, 2008, the interest rate prescribed under Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect the second full calendar month preceding the applicable Stability Period.

"IRS Mortality Table" means, with respect to determining the amount of a benefit with a Retirement Commencement Date on or after January 1, 2008, the mortality table prescribed under Section 417(e)(3)(b) of the Code (as it reads effective on and after the first day of the 2008 Plan Year).

“Stability Period” means the calendar year in which the Retirement Commencement Date for a distribution occurs.

(b)

Early Retirement Factors are based on the following table (factors are interpolated to reflect an employee's attained age expressed in years and completed months).

AGE	EARLY RETIREMENT FACTOR
65	1.00
64.94
63.88
62.82
61.76
60.70
59.67
58.64
57.61
56.58
55.55

(c)

All options approved by the Pension Committee, including the qualified joint and survivor annuity, the 100%, 75%, 66-2/3%, and 50% joint and survivor annuities, 10-year certain annuity and Social Security leveling option are based on an interest rate of 6.5%, compounded annually, and the 94 Group Annuity Reserve mortality table projected to 2002, scale AA, as prescribed by Revenue Ruling 2001-62.

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